Supplement dated January 17, 2012

supplementing the Statement of Additional Information,

dated May 1, 2011,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

EMERGING MARKETS FUND

INTERNATIONAL GROWTH FUND

INTERNATIONAL VALUE FUND

(the “Funds”)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with such SAI.

Effective immediately, the fifth paragraph under the section “Portfolio Holdings” in the SAI is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information, Brown Brothers Harriman & Co. receives portfolio holdings information (daily disclosure of full portfolio holdings) for the purpose of performing certain reconciliations with respect to the Funds.